SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


Second  Amendment  to  Employment  Agreement  entered into as of the 17th day of
January,   2001  between  HydroChem  Industrial   Services,   Inc.,  a  Delaware
corporation, ("Employer"), and Donovan Boyd, an individual ("Employee").

WHEREAS, Employer and Employee are parties to an Employment Agreement dated as of September 26, 1997 and a First Amendment to Employment Agreement dated as of June 28, 1999 (collectively, the "Employment Agreement"); and

WHEREAS, Employer and Employee desire to amend the Employment Agreement as hereinafter set forth;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


               At the end of the second line in section 5 (a)(ii) of the Employment Agreement, the phrase "six months" shall be deleted, and the phrase "twelve months" shall be substituted therefor.

IN WITNESS WHEREOF, Employer and Employees have signed this Second Amendment to Employment Agreement as of the date first hereinabove set forth.


EMPLOYER                                           EMPLOYEE

HydroChem Industrial Services, Inc.                /s/ Donovan Boyd
                                                   ----------------
                                                   Donovan Boyd

By: /s/ B. Tom Carter, Jr.
    ----------------------
    B. Tom Carter, Jr., Chairman
    and Chief Executive Officer